TRxADE GROUP, INC.

Announces Acquisition of Independent Specialty Pharmacy

TAMPA, FL – (October 16th, 2018) – Trxade Group, Inc., (OTCQB: TRXD) a web-based pharmaceutical sourcing and purchasing platform with 9,300 registered independent pharmacy customers that procure over $100M in drug and product purchases annually, today announced the acquisition of Retail Specialty Pharmacy, an Independent Pharmacy.

This acquisition of Retail Specialty Pharmacy expands Trxade group into the “B-to-C” consumer market of direct purchasing, mail order and physical delivery to consumers. Trxade will improve the efficiency of selling and buying, as well as customer experience, by integrating e-commerce, brick and mortar retail, and logistics. We began the transformation from a pure “ B-to-B” business model to a comprehensive New “full service” retail platform. By integrating our offline pharmacy network and new online retail pharmacy, this model allows Trxade to collect and analyze data across the US from a large number of transactions, which we can use to continuously increase the efficiency of our smart supply chain including drug pricing, product shortages and pharmacist profitability.

The acquisition will initially add approximately $2.5 million in annualized revenues and will be immediately accretive to Trxade’s Adjusted EBITDA per share but furthermore positions the company for more aggressive operation and financial growth throughout the US with the goal of 50 state licenses for mail drug delivery. Trxade can provide consumers with pharmaceutical services, making both Prescription drugs and Over the counter (OTC) drugs accessible in a time- efficient and cost-effective manner.

“ Retail Pharmacy Acquisition broadens our product portfolio, adds an established sales channel for Trxade direct to consumer solutions and drive sales of Trxade in the United States,” said Suren Ajjarapu, chairman and CEO of Trxade Group. “Moreover, the transaction takes Trxade to over a $5 million annualized revenue run rate,” he added. “As this transaction demonstrates, our acquisition pipeline is robust, and we are actively pursuing additional opportunities.”

“We are thrilled to welcome Retail Pharmacy, its innovative technology, and loyal customers to Trxade,” said Shawn Patel Rph, President of Pharmacy Solutions at Trxade. “Combined with the Trxade supply chain platform, we look forward to expanding online pharmacy solutions and delivering additional value to our existing customers.”

About Trxade Group, Inc.

Headquartered in Tampa, Florida, Trxade Group, Inc. (OTCQB: TRXD) is a web-based market platform that enables trade among healthcare buyers and sellers of pharmaceuticals, accessories and services.  Founded in 2010, Trxade Group currently operates the trading platform with 9,300 registered members. For additional information please visit us at http://www.trxadegroup.com.

http://www.trxade.com

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. Except as may be required by applicable law, we assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.  The company undertakes no duty to update forward-looking statements.

Investor Relations Contact: Christi Justi 800-261-0281 cjusti@trxade.com